                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  October 7, 2003
                                                   ------------------


                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE             0-32093               91-2022980
         ----------           ---------              ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



             1601B ALTON PARKWAY
              IRVINE, CALIFORNIA                          92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: 949.757.0855
                                                    ------------



       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

HIENERGY EXECUTES A MEMORANDUM OF UNDERSTANDING  WITH THE DIRECTORATE OF SPANISH
--------------------------------------------------------------------------------
AIRPORTS AND NAVIGATION (AENA)
------------------------------

HiEnergy Technologies, Inc. (the "Company") wishes to announce that the Company has executed a Memorandum of Understanding with the Directorate of Spanish Airports and Navigation known as AENA (Aeropuertos Espanoles y Navegacion Aerea), to form a collaborative effort with HiEnergy to use HiEnergy's Stoichiometer technology to improve the security of Spain's airports. Additionally the Memorandum outlines an in-field demonstration in Spain of HiEnergy's Stoichiometer technology as used in the CarBomb Finder TM, and potentially a demonstration of the False Alarm Eliminator(TM) for the Department of Security of AENA.

The memorandum is a follow-up to a two-day on-site demonstration and blind tests with HiEnergy's stoichiometric explosives detection technology last month in Irvine, California , performed for the Security Manager and Director of Equipment and Installations of AENA. The Spanish officials observed dozens of blind stoichiometer tests with both the CarBomb Finder TM and False-Alarm Eliminator for suitcases, MiniSenzor TM model. Both nitrogen and chlorine based explosives were tested and detected, the latter being increasingly used by the terrorists.

The Company has issued a press release regarding the Memorandum of Understanding. The Memorandum of Understanding is Exhibit 10.57 to this Form 8-K, and the press release is Exhibit 99.1 to this Form 8-K. These Exhibits are incorporated herein by this reference.


FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "plans", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.



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EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
10.57 Memorandum of Understanding between HiEnergy Technologies, Inc. and Aeropuertos Espanoles y Navegacion Aerea, Edificio La Piovera - Peonias dated October 6, 2003.

99.1      Press release dated October 7, 2003.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HIENERGY TECHNOLOGIES, INC.


October 7, 2003                 By: /s/ Bogdan C. Maglich
--------------------                -----------------------------------
(Date)                              Name: Bogdan C. Maglich,
                                          Chief Executive Officer, Chairman of
                                          the Board, President and Treasurer